UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2026

PLUM ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40677	98-1581691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2021 Fillmore St. #2089

San Francisco, CA 94115

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (929) 529-7125

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Pro forma condensed combined balance sheet of Tactical

As previously disclosed, on April 7, 2026, Plum III Merger Corp., a corporation formed under the Laws of the Province of British Columbia (“PubCo”), Sierra Blanca Quarry, LLC, a limited liability company existing under the laws of the State of Texas, and Tactical Resources Corp., a corporation incorporated under the laws of the Province of British Columbia (“Tactical”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”).

In order to reflect the pro forma impact of the Asset Purchase Agreement and the transactions thereunder on Tactical, Tactical prepared an unaudited pro forma condensed consolidated balance sheet as of April 30, 2026 and an unaudited pro forma condensed consolidated income statement as of April 30, 2026. Plum Acquisition Corp. III, a Cayman Islands exempted company (“Plum”) is furnishing a copy of such pro formas as Exhibit 99.1 of this Current Report on Form 8-K (this “Current Report”). The unaudited pro forma condensed consolidated balance sheet and income statement are presented for illustrative purposes only and are based on certain assumptions and Tactical’s management’s current best estimates. Therefore, the unaudited pro forma condensed combined financial information included in this Current Report is not necessarily indicative of the financial position or results that will be achieved upon the closing of the previously announced business combination among Plum, Tactical and PubCo (the “Business Combination”). The financial position and results of Tactical after closing of the Business Combination may differ significantly from those indicated in the unaudited pro forma condensed consolidated financial information included in this Current Report. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical financial position or results that would have been achieved had the Business Combination closed as of April 30, 2026 or the future financial position or results that the post-Business Combination company will achieve. Neither Plum’s nor Tactical’s auditors have audited, reviewed, compiled or performed any procedures with respect to any of the data included in the pro formas included in this Current Report and neither Plum’s nor Tactical’s auditors express an opinion or any form of assurance with respect to the pro forma financial information included in this Current Report.

The information in Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of Plum’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report in such filing.

Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “potential,” “predict,” “may,” “might,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions and each of their respective negative forms.

These forward-looking statements include, but are not limited to, statements regarding Plum’s and Tactical’s businesses; the expected timing of the completion or benefits of the Business Combination or the likelihood or ability of the parties to successfully complete the Business Combination; expectations with respect to future operating and financial results for Pubco, Plum and Tactical; and the expected ownership structure of Pubco. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of Tactical’s and Plum’s management, and are not predictions of actual performance or results. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and are subject to inherent risks and uncertainties that may cause Plum’s, Pubco’s or Tactical’s activities or results to differ significantly from those expressed in any forward-looking statement, including: (a) changes in domestic and foreign business, market, financial, political and legal conditions; (b) the likelihood of completion of the Business Combination, including the risk that the Business Combination may not close due to one or more closing conditions set forth in the definitive written agreement providing for the Business Combination not being satisfied or waived on a timely basis or otherwise, or that any applicable regulatory approvals may not be obtained; (c) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Plum’s or Tactical’s securities; (d) the outcome of any legal proceedings that may be instituted against the parties, or any of their respective directors or executive officers, following the announcement of the Business Combination; (e) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining applicable regulatory approvals for the Business Combination; (f) failure to realize the anticipated benefits of the Business Combination; (g) the potential inability to consummate any PIPE financing on terms or in amounts satisfactory to the parties; (h) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive written agreement providing for the Business Combination; (i) the ability of Pubco to meet stock exchange listing standards following the consummation of the Business Combination; (j) the effect of the announcement or pendency of the Business Combination on the market price of securities, business relationships, operating results, current plans and operations of Plum or Tactical; (k) risks related to the rollout of Tactical’s business and the timing of expected business milestones; (l) the effects of competition of the Business Combination on Tactical’s or Pubco’s business and operations; (m) supply shortages in the materials necessary for Tactical’s business; (n) delays in construction and operation of facilities; (o) the amount of redemption requests made by Tactical’s public shareholders; (p) changes in applicable laws or regulations; (q) risks relating to the viability of Tactical’s growth strategy, including related capabilities and ability to execute on its business strategy; (r) the parties’ estimates of growth and projected financial results and meeting or satisfying the underlying assumptions with respect thereto; (s) the possibility that the parties may be adversely affected by other economic, business, and/or competitive factors, or adverse macroeconomic conditions, including inflation, supply chain delays and increased interest rates; (t) the potential disruption of Tactical’s management’s time from ongoing business operations due to the Business Combination; (u) the potential occurrence of a materially adverse change with respect to the financial position, performance, operations or prospects of Plum or Tactical; (v) costs related to the Business Combination; and (w) other risks and uncertainties described from time to time in filings by the parties with the U.S. Securities and Exchange Commission (the “SEC”) or the Canadian Securities Administrators (the “CSA”), or otherwise made available to interested parties in connection with the Business Combination.

The foregoing list is not exhaustive, and new risks may emerge from time to time. If any of these risks materialize or the parties’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report. There may be additional risks that neither Plum nor Tactical presently know or that Plum and Tactical currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Plum’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other documents filed by Plum from time to time with the SEC and by Tactical from time to time with the CSA. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Plum and Tactical assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither Plum nor Tactical gives any assurance that Pubco or Tactical will achieve its expectations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined balance sheet and income statement of Tactical Resources Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLUM ACQUISITION CORP. III

Date: July 13, 2026	By:	/s/ Kanishka Roy
	Name:	Kanishka Roy
	Title:	President and Chief Executive Officer

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